UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2004

Commission File Number 1-11527

HOSPITALITY PROPERTIES TRUST

Maryland	04-3262075
(State of Organization)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

617-964-8389

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits

Hospitality Properties Trust (the “Company”) hereby furnishes the following exhibit:

99.1         Press release dated February 10, 2004.

Item 12.  Results of Operations and Financial Condition.

On February 10, 2004, the Company issued a press release setting forth the Company’s results of operations and financial condition for the quarter and year ended December 31, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

By:	/s/Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer
Dated: February 11, 2004